UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              July 26, 2005
                                                 -------------------------------

                                    Community Banks, Inc.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                      0-15786            23-2251762
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  (State or other jurisdiction         (Commission         (IRS Employer
           of incorporation)           File Number)      Identification No.)

               750 East Park Dr., Harrisburg, PA                    17111
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            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code            (717) 920-1698
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.        Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

(d) On July 26, 2005, the Board of Directors elected Christine Sears to the Board as a Class D director, to serve until 2007. She will serve on the audit committee and be compensated for her services as a director in accordance with Community's standard director compensation policy. Community's press release dated August 1, 2005, is included in this report as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits

         99       Community Banks, Inc. Press Release dated August 1, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 1, 2005                COMMUNITY BANKS, INC.


                                     By:      /s/ Eddie L. Dunklebarger
                                          --------------------------------------
                                     Name:  Eddie L. Dunklebarger
                                     Title: Chairman, President and CEO


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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99       Community Banks, Inc. Press Release dated August 1, 2005.

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